UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2008

WELLS TIMBERLAND REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-53193	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, Georgia 30092-3365

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information reported in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed on October 15, 2007, Wells Timberland REIT, Inc. (the “Company”), through MWV SPE, LLC (“MWV SPE”), a wholly owned subsidiary of Wells Timberland Acquisition, LLC ( “Wells Timberland Acquisition”), a wholly owned subsidiary of the Company, acquired certain timberland and long-term leasehold interests in timberland, along with associated mineral rights and other related assets (the “Mahrt Timberland”), from MeadWestvaco Corporation, on October 9, 2007, for a purchase price of $400.0 million, exclusive of customary closing costs. MWV SPE acquired the Mahrt Timberland by acquiring all of the outstanding membership interests of Timberlands II, LLC (“Timberlands II”), a wholly owned subsidiary of MeadWestvaco Corporation that held the Mahrt Timberland.

The purchase price was paid by delivery by MWV SPE of a promissory note in the amount of $398.0 million (the “Purchase Note”), and the remaining portion of the purchase price was paid by delivery of cash. The Purchase Note is supported by a standby letter of credit issued by Wachovia Bank, National Association (“Wachovia Bank”) in the amount of $407.9 million. A reimbursement obligation owed by Wells Timberland Acquisition to Wachovia Bank with respect to such letter of credit is fully secured by a pledge of a deposit account at Wachovia Bank (the “Deposit Account”). The interest on the Deposit Account is intended to be sufficient to pay interest on the Purchase Note.

To fund the Deposit Account, the Company entered into a debt financing arrangement with CoBank, ACB (“CoBank”) and Wachovia Bank that included: (1) a first mortgage loan (the “Senior Loan”) in the principal amount of $212.0 million and (2) a second mortgage loan (the “Mezzanine Loan”) in the principal amount of $160.0 million. The Senior Loan was provided for pursuant to a Credit Agreement, dated as of October 9, 2007 (the “Credit Agreement”), by and among Wells Timberland Acquisition, Timberlands II, CoBank, as administrative agent, and the various financial institutions party thereto as lenders. The Mezzanine Loan was provided for pursuant to a Subordinated Credit Agreement, dated as of October 9, 2007 (the “Subordinated Credit Agreement”), by and among Wells Timberland Acquisition, Timberlands II, Wachovia Bank, as administrative agent, and the financial institutions party thereto as lenders.

On October 15, 2008, MWV SPE transferred to Wells Timberland Acquisition 100% of the outstanding membership interests in Timberlands II, which resulted in Timberlands II being a direct wholly owned subsidiary of Wells Timberland Acquisition.

On December 18, 2008, Wells Timberland Operating Partnership, L.P., the Company’s operating partnership (“Wells Timberland OP”) entered into an Assignment and Assumption Agreement with Wells Timberland Acquisition, pursuant to which Wells Timberland Acquisition transferred 100% of the outstanding membership interests of Timberlands II to Wells Timberland OP, except for the security interests granted to Wachovia Bank, as administrative agent for various lending institutions pursuant to a pledge agreement entered into as of October 9, 2007 (the “Timberland II Transfer”).

Also on December 18, 2008, and simultaneously with the Timberland II Transfer, Wells Timberland OP entered into a Purchase and Sale Agreement with Wells Real Estate Funds, Inc. (“Wells REF”), the ultimate parent company of the Company’s advisor, pursuant to which Wells Timberland OP sold 100% of the outstanding membership interests of Wells Timberland Acquisition to Wells REF for the purchase price of approximately $2.0 million (the “Wells Timberland Acquisition Sale”).

As a result of the Wells Timberland Acquisition Sale, neither the Company nor any of its subsidiaries is an obligor on the Purchase Note and neither the Company nor any of its subsidiaries holds the Deposit Account. The disposition of Wells Timberland Acquisition and, indirectly, MWE SPE and the deposit account, removes certain impediments to the Company’s ability to qualify to be taxed as a REIT in future years.

On December 18, 2008, in connection with the Wells Timberland Acquisition Sale, the parties to the Credit Agreement agreed to further amend such agreement to remove Wells Timberland Acquisition as a Borrower (as defined thereunder) and to add Wells Timberland OP as a Borrower under the Credit Agreement. Also on December 18, 2008, the parties to the Subordinated Credit Agreement agreed to further amend such agreement to remove Wells Timberland Acquisition as a Borrower (as defined thereunder) and to add Wells Timberland OP as a Borrower under the Subordinated Credit Agreement. Also in connection with the amendment of the Subordinated Credit Agreement, Wells Timberland OP agreed to pledge 100% of the membership interests in Timberlands II owned by it to Wachovia Bank.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Summary of Unaudited Pro Forma Financial Statements

Pro Forma Balance Sheet as of September 30, 2008 (unaudited)

Pro Forma Statement of Operations for the year ended December 31, 2007 (unaudited)

Pro Forma Statement of Operations for the nine months ended September 30, 2008 (unaudited)

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Purchase and Sale Agreement dated as of December 18, 2008 by and between Wells Timberland Operating Partnership, L.P. and Wells Real Estate Funds, Inc.

10.2	Amendment No. 3 dated as of December 18, 2008 to the Credit Agreement dated October 9, 2007 by and among Timberlands II, LLC and Wells Timberland Acquisition, LLC, as the borrowers, CoBank, ACB, as the administrative agent, and certain financial institutions as the lenders

10.3	Amendment No. 4 dated as of December 18, 2008 to the Subordinated Credit Agreement dated October 9, 2007 by and among Timberlands II, LLC and Wells Timberland Acquisition, LLC, as the borrowers, Wachovia Bank, N.A., as the administrative agent, and certain financial institutions as the lenders

10.4	Second Amendment dated as of December 18, 2008 to the Pledge Agreement dated as of October 9, 2007 among MWV SPE, LLC, Wells Timberland Acquisition, LLC and Wells Timberland Operating Partnership, L.P., as the grantors, and Wachovia Bank, N.A., as the administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WELLS TIMBERLAND REIT, INC.
(Registrant)

By:	/s/ Randall D. Fretz
Randall D. Fretz
Senior Vice President

Date: December 22, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Purchase and Sale Agreement dated as of December 18, 2008 by and between Wells Timberland Operating Partnership, L.P. and Wells Real Estate Funds, Inc.

10.2	Amendment No. 3 dated as of December 18, 2008 to the Credit Agreement dated October 9, 2007 by and among Timberlands II, LLC and Wells Timberland Acquisition, LLC, as the borrowers, CoBank, ACB, as the administrative agent, and certain financial institutions as the lenders

10.3	Amendment No. 4 dated as of December 18, 2008 to the Subordinated Credit Agreement dated October 9, 2007 by and among Timberlands II, LLC and Wells Timberland Acquisition, LLC, as the borrowers, Wachovia Bank, N.A., as the administrative agent, and certain financial institutions as the lenders

10.4	Second Amendment dated as of December 18, 2008 to the Pledge Agreement dated as of October 9, 2007 among MWV SPE, LLC, Wells Timberland Acquisition, LLC and Wells Timberland Operating Partnership, L.P., as the grantors, and Wachovia Bank, N.A., as the administrative agent

WELLS TIMBERLAND REIT, INC.

Summary of Unaudited Pro Forma Financial Statements

This unaudited pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Timberland REIT, Inc. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2007 and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2008.

The following unaudited pro forma balance sheet as of September 30, 2008 has been prepared to give effect to the sale of Wells Timberland Acquisition, LLC (“Acquisition Subsidiary”), a wholly-owned entity of Wells Timberland Operating Partnership, L.P. (“Wells Operating Partnership”) and sole owner of MWV SPE, LLC, as if the disposition occurred on September 30, 2008. Wells Operating Partnership is a Delaware limited partnership that was organized to own and operate timber properties on behalf of the Registrant. The Registrant is sole general partner of Wells Operating Partnership, possesses full legal control and authority over its operations, and owns 99% of its common units.

The following unaudited pro forma statement of operations for the year ended December 31, 2007 has been prepared to give effect to the sale of Acquisition Subsidiary as if the disposition occurred on January 1, 2007. This unaudited pro forma statement of operations does not include the Registrant’s portion of the non-recurring loss that would have been recognized upon the disposition of Acquisition Subsidiary if the transaction had occurred on January 1, 2007.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2008 has been prepared to give effect to the disposition of Acquisition Subsidiary as if the disposition occurred on January 1, 2007. This unaudited pro forma statement of operations does not include the Registrant’s portion of the non-recurring loss that would have been recognized upon the disposition of Acquisition Subsidiary if the transaction had occurred on January 1, 2007.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of Timberland Acquisition been consummated as of January 1, 2007.

WELLS TIMBERLAND REIT, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2008

(unaudited)

	Wells Timberland REIT, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Cash and cash equivalents	$5,240,380	$2,013,264	(b)	$7,253,644
Restricted cash and cash equivalents	11,450,599	(3,979,783	)(c)	7,470,816
Certificate of deposit	397,979,000	(397,979,000	)(c)	—
Accounts receivable	60,516	—		60,516
Prepaid expenses and other assets	6,278,224	(5,172,521	)(c)	1,105,703
Deferred financing costs, less accumulated amortization	1,727,666	—		1,727,666
Timber assets, at cost:
Timber and timberlands, net	379,428,580	—		379,428,580
Intangible lease assets, less accumulated amortization	874,111	—		874,111

Total assets	$803,039,076	$(405,118,040)		$397,921,036

Liabilities:
Accounts payable and accrued expenses	$6,360,302	$(2,607,437	)(c)	$3,752,865
Due to affiliates	10,128,392	—		10,128,392
Other liabilities	5,242,299	—		5,242,299
Notes payable:
MWV promissory note	397,979,000	(397,979,000	)(c)	—
Senior loan	208,600,930	—		208,600,930
Mezzanine loan	81,857,312	—		81,857,312

Total liabilities	710,168,235	(400,586,437)		309,581,798
Commitments and Contingencies

Stockholders’ Equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized:
8.5% Series A, $1,000 liquidation preference; 32,128 shares issued and outstanding as of September 30, 2008	34,802,049	—		34,802,049
8.5% Series B, $1,000 liquidation preference; 10,700 shares issued and outstanding as of September 30, 2008	10,782,229	—		10,782,229
Common stock, $0.01 par value; 900,000,000 shares authorized; and 11,594,687 shares issued and outstanding as of September 30, 2008	115,947	—		115,947
Additional paid-in capital	101,500,631	—		101,500,631
Accumulated deficit	(54,330,015)	(4,531,603	)(d)	(58,861,618)

Total stockholders’ equity	92,870,841	(4,531,603)		88,339,238

Total liabilities and stockholders’ equity	$803,039,076	$(405,118,040)		$397,921,036

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q for the quarter ended September 30, 2008.
(b)	Reflects the gross sales price of Acquisition Subsidiary and its subsidiary.
(c)	Reflects the assets and liabilities of Acquisition Subsidiary and its subsidiary as of September 30, 2008 that were sold.
(d)	Reflects the non-recurring pro forma loss from the sale of Acquisition Subsidiary and its subsidiary.

The accompanying notes are an integral part of this statement.

WELLS TIMBERLAND REIT, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

(unaudited)

	Wells Timberland REIT, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Timber sales	$7,668,468	$—		$7,668,468
Other revenues	605,465	—		605,465

	8,273,933	—		8,273,933
Expenses:
Contract logging and hauling costs	3,671,559	—		3,671,559
Depletion	4,116,992	—		4,116,992
General and administrative expenses	2,312,902	—		2,312,902
Asset and forestry management fees:
Related-party	671,198	—		671,198
Other	736,129	—		736,129
Land rent expense	570,859	—		570,859
Other operating expenses	553,526	—		553,526

	12,633,165	—		12,633,165

Operating loss	(4,359,232)	—		(4,359,232)
Other income (expense):
Interest income	5,108,116	(4,932,263	)(b)	175,853
Interest expense	(13,687,206)	5,240,693	(c)	(8,446,513)
Loss on interest rate swaps	(4,407,740)	364,262	(d)	(4,043,478)

	(12,986,830)	672,692		(12,314,138)

Net (loss) gain	(17,346,062)	672,692		(16,673,370)
Dividends to preferred stockholders	(629,620)			(629,620)

Net (loss) gain available to common stockholders	$(17,975,682)	$672,692		$(17,302,990)

Net loss per share - basis and diluted	$(17.73)			$(17.06)

Weighted-average shares outstanding - basic and diluted	1,014,108			1,014,108

(a)	Historical financial information derived from the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2007.
(b)	Consists of interest income earned on certificate of deposit held by MWV SPE, LLC.
(c)	Consists of interest expense and amortization of deferred financing costs related to MWV promissory note held by MWV SPE, LLC.
(d)	Consists of loss incurred on interest rate swap related to certificate of deposit and MWV promissory note held by MWV SPE, LLC.

The accompanying notes are an integral part of this statement.

WELLS TIMBERLAND REIT, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

(unaudited)

	Wells Timberland REIT, Inc. Historical (a)	Pro Forma Adjustments		Pro Forma Total
Revenues:
Timber sales	$30,429,926	$—		$30,429,926
Timberland sales	4,490,837	—		4,490,837
Other revenues	2,031,648	—		2,031,648

	36,952,411	—		36,952,411
Expenses:
Contract logging and hauling costs	15,057,206	—		15,057,206
Depletion	16,485,770	—		16,485,770
Cost of timberland sales	2,824,113	—		2,824,113
General and administrative expenses	3,597,740	—		3,597,740
Asset and forestry management fees:
Related-party	3,006,436	—		3,006,436
Other	2,144,795	—		2,144,795
Land rent expense	1,858,232	—		1,858,232
Other operating expenses	2,435,269	—		2,435,269

	47,409,561	—		47,409,561

Operating loss	(10,457,150)	—		(10,457,150)
Other income (expense):
Interest income	10,825,040	(10,534,424	)(b)	290,616
Interest expense	(33,901,940)	10,632,094	(c)	(23,269,846)
Loss on interest rate swaps	(2,780,892)	196,098	(d)	(2,584,794)

	(25,857,792)	293,768		(25,564,024)

Net (loss) gain	(36,314,942)	293,768		(36,021,174)
Dividends to preferred stockholders	(2,126,658)	—		(2,126,658)

Net (loss) gain available to common stockholders	$(38,441,600)	$293,768		$(38,147,832)

Net loss per share - basis and diluted	$(4.98)			$(4.94)

Weighted-average shares outstanding - basic and diluted	7,724,274			7,724,274

(a)	Historical financial information derived from the Registrant’s quarterly report filed on Form 10-Q for the nine months ended September 30 2008.
(b)	Consists of interest income earned on certificate of deposit held by MWV SPE, LLC.
(c)	Consists of interest expense and amortization of deferred financing costs related to MWV promissory note held by MWV SPE, LLC.
(d)	Consists of loss incurred on interest rate swap related to certificate of deposit and MWV promissory note held by MWV SPE, LLC.

The accompanying notes are an integral part of this statement